UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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JOFF FINTECH ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION DATED

November 10, 2022

LETTER TO STOCKHOLDERS OF

JOFF Fintech Acquisition Corp.

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

To the Stockholders of JOFF Fintech Acquisition Corp.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of JOFF Fintech Acquisition Corp., a Delaware corporation (“JOFF”, “we”, “us”, “our” or the “Company”), to be held on       , 2022, at       , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. The accompanying proxy statement is dated       , 2022, and is first being mailed to stockholders of the Company on or about that date.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Charter Amendment Proposal — to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting the amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”), to amend the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from February 9, 2023 (the “Original Termination Date”) to the later of (x) , 2022 or (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”) and to implement the Trust Amendment (the “Charter Amendment Proposal”);

2.	Proposal No. 2 — The Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) (i) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date and (ii) to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount (as defined below) (the “Trust Amendment Proposal”); and

3.	Proposal No. 3 — The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

In the event that Charter Amendment Proposal and the Trust Amendment Proposal (together, the “Amendment Proposals”) are not approved, the Company shall, in accordance with its Charter, wind up its operations on February 9, 2023 (the “February 2023 Liquidation Date”). In such case, the Company is entitled, in accordance with the terms of the Trust Agreement, to request that the Trustee withdraw from the Trust Account and distribute to the Company an amount requested by the Company to cover its tax obligation on the interest or other income earned on the property of the Company (including the funds in its Trust Account) for its 2022 fiscal year (the “2022 Income Tax”). The Company estimates that for the period from January 1, 2022 to December 15, 2022 (the “Primary 2022 Period”), interest income earned on the property of the Company amounts to $5,224,500.

In addition to the foregoing, in the event that the Amendment Proposals are not approved, the Company shall be subject to franchise tax with respect to its 2022 fiscal year in an amount of $200,000 (the “2022 Franchise Tax”) and is entitled, pursuant to the terms of the Trust Agreement, to request that the Trustee withdraw from the Trust Account and distribute to the Company the amount required to satisfy the 2022 Franchise Tax.

Since its IPO, the Company has met, considered and reviewed in excess of 100 businesses as potential merger partners. The Company has executed non-binding indications of interest and carried out extensive due diligence on certain potential targets. As a result of the foregoing, the Company currently has material unpaid liabilities to third party service providers who assisted the Company in its pursuit of a merger partner (the “Unpaid Liabilities”). All operating expenditures (other than franchise taxes), including due diligence expenses, incurred by the Company since its inception until its merger with another company (the “Deferred Expenses”) are considered as either prepaid or deferred expenses and are only amortizable against income for tax purposes once the Company has completed a merger. However, if the Company abandons its business and winds-up, the full amount of the Deferred Expenses are deductible in the year of such abandonment and wind-up. As such, if the Company liquidates on the February 2023 Liquidation Date mandated by our existing charter, no amount of these expenditures (other than the 2022 Franchise Tax) will be deductible to offset our 2022 interest income. However, if the Amendment Proposals are approved, the full amount of the Deferred Expenses will be deductible in 2022. If the Deferred Expenses only become deductible in a subsequent year, such deductions would only be utilizable against income, if any, of such subsequent year.

If the Company does not wind up in 2022, then based on the Company’s estimated interest income earned through December 15, 2022 as set forth above and its limited deductible expenses, the Company estimates that its 2022 income tax obligation would amount to approximately $1.055 million in addition to its 2022 Franchise Tax of $200,000, for a combined tax liability of $1.255 million. (See Appendix 1 annexed hereto.)

In the event that the Amendment Proposals are approved and the Company winds-up in 2022 rather than on the February 2023 Liquidation Date, the Company will realize cash tax savings resulting from (i) the deductibility of its Deferred Expenses to reduce its taxable income and its resulting tax liability and (ii) its 2022 franchise tax being reduced to a nominal amount. (An estimate of such combined cash tax savings is set out on Appendix 1 annexed hereto.) Pursuant to the Trust Amendment, the Company shall be entitled to request that the Trustee withdraw from the Trust Account and distribute to the Company sixty percent (60%) of such cash tax savings (such 60% share, the “Shared Cash Savings Amount”), which funds shall be used by the Company to pay its costs of liquidation and wind-up (which exceed the $100,000 of liquidation expenses which the Company is entitled under the current Trust Agreement to withdraw from the Trust Account) and to repay and/or settle all or part of its Unpaid Liabilities. In the event that the Amendment Proposals are approved, JOFF Fintech Holdings LP (the “Sponsor”) may advance funds to the Company to further assist the Company in (i) funding its costs of liquidation and wind-up and (ii) repaying and/or settling all or part of its Unpaid Liabilities and the Sponsor would have no expectation of reimbursement of such advances.

For clarity, such Shared Cash Savings Amount represents a sharing of the Company’s cash savings resulting from the winding-up of the Company in 2022 (rather than in 2023). It will result in a reduced withdrawal of funds from the Trust Account to satisfy the Company’s 2022 tax liability and will further assist the Company in its objective of achieving an orderly liquidation and wind-up. A comparison of the resulting estimated funds available for distribution to public stockholders under a 2022 wind-up versus a 2023 wind-up is set out on Appendix 1 annexed hereto.

For clarity, if the Trust Amendment is implemented, the remaining funds available for distribution to the Company’s public stockholders after the withdrawal of the Shared Cash Savings Amount (and all amounts otherwise permitted under the current Trust Agreement) shall be greater than the amount of such funds that would be otherwise available if the Company were to wind up on the February 2023 Liquidation Date. The Shared Cash Savings Amount is designed to provide the Company with some liquidity to pay all or part of its Unpaid Liabilities without impacting the cash which would otherwise be available to public stockholders if the Amendment Proposals are not approved and the Company liquidates in February 2023. No part of the Shared Cash Savings Amount will be distributed to the Sponsor.

In the event that the Amendment Proposals are not approved and, as a consequence, the Company winds up its operations on the February 2023 Liquidation Date, as described more fully herein, a new 1% U.S. federal excise tax could be imposed on us in connection with such liquidation. This new 1% excise tax may apply to the entirety of the funds in our Trust Account. In such case, the Company may have a potential excise tax liability of in excess of $4 million (the “Excise Tax Liability”) with no means of satisfying such liability. Given current uncertainty about how this new excise tax will be implemented, we may not be able to distribute the funds in the Trust Account to public stockholders pending a determination of the amount of excise tax owing by the Company, or we may be forced to reduce the amount available for distribution to public stockholders by such Excise Tax Liability.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock issued in the IPO (the “Public Shares”) in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq Capital Market (“NASDAQ”), we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-third of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the Nasdaq as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Company reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Board has fixed the close of business on      , 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

On the Record Date, the projected redemption price per share upon liquidation was approximately $10.09, based on the aggregate amount on deposit in the Trust Account at the time of the Special Meeting of approximately $419,142,000 (an estimated amount of $417,787,000, net of the Company’s estimated tax liabilities prior to the approval of the wind-up of the Company and $100,000 of dissolution costs) as of the Record Date, divided by the total number of then outstanding Public Shares. If the Amendment Proposals are approved, the redemption price per share is anticipated to be increased by approximately $0.01 per share (to $10.10) as a result of the Company realizing tax savings as a consequence of winding-up in 2022 (rather than 2023) and retaining a forty percent (40%) share of such tax savings. The closing price of the shares of Class A Common Stock on NASDAQ on the Record Date was $      . Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Charter Amendment would result in a Public Stockholder receiving approximately $      more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

Enclosed is the Notice of Special Meeting and accompanying proxy statement containing detailed information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of
JOFF Fintech Acquisition Corp.

/s/ Joel Leonoff
Joel Leonoff
Chairman and Chief Executive Officer

This proxy statement is dated      , 2022 and is first being mailed to our stockholders with the form of proxy on or about that date.

JOFF FINTECH ACQUISITION CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF JOFF FINTECH ACQUISITION CORP.

TO BE HELD ON      , 2022

To the Stockholders of JOFF Fintech Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of JOFF Fintech Acquisition Corp., a Delaware corporation (the “Company”), will be held on      , 2022, at      , Eastern Time (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting the amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to amend the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from February 9, 2023 (the “Original Termination Date”) to the later of (x)      , 2022 or (y) the date of the effectiveness of the Charter Amendment (the “Amended Termination Date”) and to implement the Trust Amendment (the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”) and to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount (as defined below) and (iii) an adjournment proposal to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”), more fully described in the accompanying proxy statement, which is dated      , 2022 and is first being mailed to stockholders on or about that date.

As set out in the Trust Amendment Proposal, if the Amendment Proposals are approved and the Company winds-up its operations in 2022, all of the operating expenses which the Company has incurred since its inception, which are currently being recorded as prepaid and deferred expenses (the “Deferred Expenses”), would be deductible in 2022. In the event that the Amendment Proposals are approved and the Company winds-up in 2022 rather than on the February 2023 Liquidation Date, the Company will realize cash tax savings resulting from (i) the deductibility of its Deferred Expenses to reduce its taxable income and its resulting tax liability and (ii) its 2022 franchise tax being reduced to a nominal amount (an estimate of such combined cash tax savings is set out on Appendix 1 Annexed hereto). Pursuant to the Trust Amendment, the Company shall be entitled to request that the Trustee withdraw from the Trust Account and distribute to the Company sixty percent (60%) of such cash tax savings (such 60% share, the “Shared Cash Savings Amount”), which funds shall be used by the Company to pay its costs of liquidation and wind-up (which exceed the $100,000 of liquidation expenses which the Company is entitled under the current Trust Agreement to withdraw from the Trust Account) and to repay and/or settle all or part of its Unpaid Liabilities. For clarity, if the Trust Amendment is implemented, the remaining funds available for distribution to the Company’s public stockholders after the withdrawal of the Shared Cash Savings Amount (and all amounts otherwise permitted under the current Trust Agreement) shall be greater than the amount of such funds that would be otherwise available if the Company were to wind up on the February 2023 Liquidation Date. The Shared Cash Savings Amount is designed to provide the Company with some liquidity to pay all or part of its Unpaid Liabilities without impacting the cash which would otherwise be available to public stockholders if the Amendment Proposals are not approved and the Company liquidates in February 2023.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-third of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Board has fixed the close of business on , 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to redeem all Public Shares as promptly as reasonably possible after the Amended Termination Date. THEREFORE, NO ACTION IS REQUIRED ON YOUR PART IN ORDER TO REDEEM YOUR SHARES. AS A RESULT OF APPROVING THE CHARTER AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, YOUR SHARES WILL BE AUTOMATICALLY REDEEMED AS PART OF THE MANDATORY REDEMPTION.

On the Record Date, the projected redemption price per share upon liquidation was approximately $10.09, based on the aggregate amount on deposit in the Trust Account at the time of the Special Meeting of approximately $419,142,000 (an estimated amount of $417,787,000, net of the Company’s estimated tax liabilities prior to the approval of the wind-up of the Company and $100,000 of dissolution costs) as of the Record Date, divided by the total number of then outstanding Public Shares. If the Amendment Proposals are approved, the redemption price per share is anticipated to be increased by approximately $0.01 per share (to $10.10) as a result of the Company realizing tax savings as a consequence of winding-up in 2022 (rather than 2023) and retaining a forty percent (40%) share of such tax savings. The closing price of the shares of Class A Common Stock on NASDAQ on the Record Date was $      . Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Charter Amendment would result in a Public Stockholder receiving approximately $       more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Charter Amendment Proposal is a condition to its implementation.

If the Charter Amendment Proposal is not approved or implemented, and a Business Combination is not completed on or before February 9, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 41,400,000 issued and outstanding shares of Class A Common Stock and 10,350,000 issued and outstanding shares of Class B Common Stock. Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

As of the date of the proxy statement, the Sponsor holds 20% of the issued and outstanding shares of Common Stock. In addition to these shares, (i) approval of the Charter Amendment Proposal will require the affirmative vote of at least 23,287,500 shares of Common Stock held by the Public Stockholders (or approximately 56% of the Class A Common Stock); (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 23,287,500 shares of Common Stock held by the Public Stockholders (or approximately 56% of the Class A Common Stock); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 15,525,000 shares of Common Stock held by the Public Stockholders (or approximately 37% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 2,587,500 shares of Common Stock held by the Public Stockholders (or approximately 6% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

The Sponsor has agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Common Stock held by it if the Company fails to complete an initial Business Combination, although it will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock it holds if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor intends to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact       , the Company’s proxy solicitor, by ..

This Notice of Special Meeting and the accompanying proxy statement are dated       , 2022 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of
JOFF Fintech Acquisition Corp.

Joel Leonoff Chairman and Chief Executive Officer
, 2022

i

JOFF FINTECH ACQUISITION CORP.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

OF JOFF FINTECH ACQUISITION CORP.

TO BE HELD ON      , 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete a Business Combination or amend the date by which the Company must cease all operations if it fails to complete a Business Combination to the Amended Termination Date;

●	the Trust Account not being subject to claims of third parties;

●	the market price and liquidity of the shares of Class A Common Stock;

●	the per-share redemption price; and

●	the timing of the Mandatory Redemption and the our liquidation, dissolution and delisting.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports filed by the Company with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on , 2022, at , Eastern Time. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:	JOFF is a blank check company incorporated in Delaware on August 11, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the closing of the IPO on February 9, 2021, including the full exercise of the underwriters’ over-allotment option, and the sale of warrants to our Sponsor (the “Private Placement Warrants”), an amount of $414,000,000 from the net proceeds from the IPO and the sale of Private Placement Warrants were placed in the Trust Account.

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying Business Combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

As set out in the Trust Amendment Proposal, if the Amendment Proposals are approved and the Company winds-up its operations in 2022, all of the operating expenses which the Company has incurred since its inception, which are currently being recorded as prepaid and deferred expenses (the “Deferred Expenses”), would be deductible in 2022. In the event that the Amendment Proposals are approved and the Company winds-up in 2022 rather than on the February 2023 Liquidation Date, the Company will realize cash tax savings resulting from (i) the deductibility of its Deferred Expenses to reduce its taxable income and its resulting tax liability and (ii) its 2022 franchise tax being reduced to a nominal amount (an estimate of such combined cash tax savings is set out on Appendix 1 Annexed hereto). Pursuant to the Trust Amendment, the Company shall be entitled to request that the Trustee withdraw from the Trust Account and distribute to the Company sixty percent (60%) of such cash tax savings (such 60% share, the “Shared Cash Savings Amount”), which funds shall be used by the Company to pay its costs of liquidation and wind-up (which exceed the $100,000 of liquidation expenses which the Company is entitled under the current Trust Agreement to withdraw from the Trust Account) and to repay and/or settle all or part of its Unpaid Liabilities. For clarity, if the Trust Amendment is implemented, the remaining funds available for distribution to the Company’s public stockholders after the withdrawal of the Shared Cash Savings Amount (and all amounts otherwise permitted under the current Trust Agreement) shall be greater than the amount of such funds that would be otherwise available if the Company were to wind up on the February 2023 Liquidation Date. The Shared Cash Savings Amount is designed to provide the Company with some liquidity to pay all or part of its Unpaid Liabilities without impacting the cash which would otherwise be available to public stockholders if the Amendment Proposals are not approved and the Company liquidates in February 2023.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on , 2022, at , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	How do I vote?

A:	If you were a holder of record of shares of Class A Common Stock or shares of Class B Common Stock on the close of business on , 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals by Internet at www.cstproxyvote.com, until 11:59 p.m, Eastern time, on , 2022 (have your proxy card available when you access the website), virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Internet. You may vote over the Internet at www.cstproxyvote.com. You will need the control number included on the enclosed proxy card. Votes submitted through the Internet must be received by 11:59 p.m, Eastern Time, on      , 2022.

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by      , Eastern Time, on      , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

Voting Electronically at the Special Meeting. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. Please see the question “How do I attend the Special Meeting virtually” below for further information on how to attend the Special Meeting virtually.

Q:	How do I attend the Special Meeting virtually?

A:	If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting virtually including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting      , 2022 at      , Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/ and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or 1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada) and when prompted enter the pin number      #. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — to amend the Company’s Charter by adopting the Charter Amendment in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date and to implement the Trust Amendment;

Proposal No. 2 — Trust Amendment Proposal — to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date and to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount; and

Proposal No. 3 — Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT. 1

Q:	Are the proposals conditioned on one another?

A:	Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

[1]	NTD: Formatting of Q&A section to be cleaned up.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-third of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and the Company is unable to complete a Business Combination on or before the Original Termination Date, the Company will dissolve and liquidate in accordance with the Charter.

Q:	What constitutes a quorum?

A:	A quorum of our stockholders is necessary to hold a valid meeting. The presence at the virtual Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Sponsor, who owns approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 15,525,000 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the stockholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:	The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:	How will the Sponsor vote?

A:	On the Record Date, the Sponsor owned and was entitled to vote an aggregate of 10,350,000 shares of Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-third of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person or by proxy or do attend the Special Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (a) with respect to the Charter Amendment Proposal and the Adjournment Proposal, your shares of Common Stock will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your shares of Common Stock will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Charter Amendment Proposal is approved, what happens next?

A:	If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

Q:	If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:	Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, the Company will be obligated to complete redemption of all outstanding Public Shares, provided that the Charter Amendment Proposal is approved. Therefore, no action is required on your part in order to have your shares redeemed if the Charter Amendment Proposal is approved. Please see the question “How do I exercise my redemption rights?” below for further information.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting virtually, revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at the Company’s address at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:	How are votes counted?

A:	Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and “ABSTAIN”. Stockholders who attend the Special Meeting, either virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting virtually online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually.

Under the rules of NASDAQ, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NASDAQ determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Special Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Special Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal?

A:	Aside from their interests as stockholders, the Sponsor has interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each the Charter Amendment Proposal and the Trust Amendment Proposal is cross-condition on approval of each other.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the redemption, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:	The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on      , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about      , 2022 to all stockholders of record of the Company as of the close of business on      , 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on      , 2022 at      , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

You can pre-register to attend the virtual Special Meeting starting      , 2022 at      , Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/ and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) (or 1-857-999-9155 (standard rates apply) if you are located outside the United States and Canada) and when prompted enter the pin number      #. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

The Proposals at the Special Meeting

At the Special Meeting, the Company’s stockholders will consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Charter by adopting the Charter Amendment reflecting the changes marked on the document in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Amended Termination Date and to implement the Trust Amendment;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date and to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on      , 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 41,400,000 shares of our Class A common stock and 10,350,000 shares of Class B common stock issued and outstanding.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 15,525,000 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore (a) will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

Under NASDAQ rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.

Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Voting Your Shares

If you were a holder of record of shares of Common Stock as of the close of business on       , 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals by Internet at www.cstproxyvote.com, until 11:59 p.m, Eastern time, on       , 2022 (have your proxy card available when you access the website), virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your shares of Common Stock at the Special Meeting:

Voting by Internet. You may vote over the Internet at www.cstproxyvote.com. You will need the control number included on the enclosed proxy card. Votes submitted through the Internet must be received by 11:59 p.m, Eastern Time, on      , 2022.

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by      , Eastern Time, on      , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.

Voting Electronically at the Special Meeting. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Revoking Your Proxy

If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

●	you may notify the Board in writing to JOFF Fintech Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, before the Special Meeting that you have revoked your proxy; or

●	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call      , our proxy solicitor, by      .

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the redemption, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged to assist in the solicitation of proxies for the Special Meeting. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay a fee of $      , plus disbursements, reimburse for its reasonable out-of-pocket expenses and indemnify and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to change the date by which it has to consummate a Business Combination from the Original Termination Date to the Amended Termination Date and to implement the Trust Amendment.

On the Record Date, the projected redemption price per share upon liquidation was approximately $10.09, based on the aggregate amount on deposit in the Trust Account at the time of the Special Meeting of approximately $419,142,000 (an estimated amount of $417,787,000, net of the Company’s estimated tax liabilities prior to the approval of the wind-up of the Company and $100,000 of dissolution costs) as of the Record Date, divided by the total number of then outstanding Public Shares. If the Amendment Proposals are approved, the redemption price per share is anticipated to be increased by approximately $0.01 per share (to $10.10) as a result of the Company realizing tax savings as a consequence of winding-up in 2022 (rather than 2023) and retaining a forty percent (40%) share of such tax savings. The closing price of the shares of Class A Common Stock on NASDAQ on the Record Date was $ . Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Charter Amendment would result in a Public Stockholder receiving approximately $ more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

JOFF is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company’s objective is to identify and complete a Business Combination by capitalizing on a combination of Sponsor’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in February 2021, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential Business Combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, the Company’s management has reviewed more than 100 potential targets operating in a wide spectrum of sectors, with a primary focus on financial technology, in connection with the Company’s search for suitable targets.

As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) the Company’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) the Company’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a Business Combination, the Company’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a Business Combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that the Company will not be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including the Excise Tax included in the Inflation Reduction Act of 2022, the SEC’s proposed rules relating to, among other items, enhancing disclosure in Business Combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NASDAQ, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit, to realize a cash income tax and franchise tax savings by winding up in 2022 (rather than 2023) and to permit the Company, upon written request, to withdraw from the Trust Account a 60% share of such tax savings to pay or settle amounts owing to creditors to assist in the orderly wind-up of the Company; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholder would otherwise be entitled to receive.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from NASDAQ as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NASDAQ and the Charter Amendment.

Interests of the Sponsor

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor has interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Charter Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

●	the fact that the Sponsor holds an aggregate of 10,350,000 Class B shares and 6,853,333 Private Placement Warrants, all of which would expire worthless if a business combination is not consummated;

●	the fact that the Sponsor holds a promissory note in the principal amount of up to $300,000 issued in connection with working capital loans made by the Sponsor, of which approximately $80,000 was outstanding as of September 30, 2022;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors, other than as set forth below, has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter. On February 9, 2021 the Company agreed to pay Mohammad Fraz Ahmed, its Senior Vice President of Corporate and Business Development, $6,000 per month for his services prior to the consummation of the Business Combination. These payments ceased in July 2022.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.

Notwithstanding the foregoing, if the Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the redemption, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders for the Redemption of Public Shares.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

In addition to the shares of the Sponsor, the approval of the Charter Amendment Proposal will require the affirmative vote of at least 23,287,500 shares of Common Stock held by the Public Stockholders (or approximately 56% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On February 9, 2021, the Company consummated its initial public offering, including a concurrent private placement of 6,853,333 private placement warrants, from which it derived gross proceeds in the aggregate of $424,280,000. Prior to the Company’s IPO, the Sponsor purchased 8,625,000 shares of our Class B common stock, which are convertible into shares of our Class A common stock for an aggregate purchase price of $25,000, or approximately $0.003 per Founder Share. In January 2021, we effected a 0.2 for 1 stock dividend for each share of Class B common stock for each outstanding share of Class B common stock, resulting in our Sponsor holding an aggregate of 10,350,000 shares of Class B common stock. All share and per-share amounts have been retroactively restated to reflect the stock dividend. Prior to the completion of the IPO, up to 1,350,000 shares were subject to forfeiture. At the closing of the IPO, the underwriters fully exercised their over-allotment option. Accordingly, following the completion of the IPO, no Class B common shares are currently subject to forfeiture.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, (i) to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting and (ii) to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount (as defined below).

In the event that Charter Amendment Proposal and the Trust Amendment Proposal (together, the “Amendment Proposals”) are not approved, the Company shall, in accordance with its Charter, wind up its operations on February 9, 2023 (the “February 2023 Liquidation Date”). In such case, the Company is entitled, in accordance with the terms of the Trust Agreement, to request that the Trustee withdraw from the Trust Account and distribute to the Company an amount requested by the Company to cover its tax obligation on the interest or other income earned on the property of the Company (including the funds in its Trust Account) for its 2022 fiscal year (the “2022 Income Tax”). The Company estimates that for the period from January 1, 2022 to December 15, 2022 (the “Primary 2022 Period”), interest income earned on the property of the Company amounts to $5,224,500.

In addition to the foregoing, in the event that the Amendment Proposals are not approved, the Company shall be subject to franchise tax with respect to its 2022 fiscal year in an amount of $200,000 (the “2022 Franchise Tax”) and is entitled, pursuant to the terms of the Trust Agreement, to request that the Trustee withdraw from the Trust Account and distribute to the Company the amount required to satisfy the 2022 Franchise Tax.

Since its IPO, the Company has met, considered and reviewed in excess of 100 businesses as potential merger partners. The Company has executed non-binding indications of interest and carried out extensive due diligence on certain potential targets. As a result of the foregoing, the Company currently has material unpaid liabilities to third party service providers who assisted the Company in its pursuit of a merger partner (the “Unpaid Liabilities”). All operating expenditures (other than franchise taxes), including due diligence expenses, incurred by the Company since its inception until its merger with another company (the “Deferred Expenses”) are considered as either prepaid or deferred expenses and are only amortizable against income for tax purposes once the Company has completed a merger. However, if the Company abandons its business and winds-up, the full amount of the Deferred Expenses are deductible in the year of such abandonment and wind-up. As such, if the Company liquidates on the February 2023 Liquidation Date mandated by our existing charter, no amount of these expenditures (other than franchise taxes) will be deductible to offset our 2022 interest income. However, if the Amendment Proposals are approved, the full amount of the Deferred Expenses will be deductible in 2022. If the Deferred Expenses only become deductible in a subsequent year, such deductions would only be utilizable against income, if any, of such subsequent year.

If the Company does not wind up in 2022, then based on the Company’s estimated interest income earned through December 15, 2022 as set forth above and its limited deductible expenses, the Company estimates that its 2022 income tax obligation would amount to approximately $1.055 million in addition to its 2022 Franchise Tax of $200,000, for a combined tax liability of $1.255 million. (See Appendix 1 annexed hereto.)

In the event that the Amendment Proposals are approved and the Company winds-up in 2022 rather than on the February 2023 Liquidation Date, the Company will realize cash tax savings resulting from (i) the deductibility of its Deferred Expenses to reduce its taxable income and its resulting tax liability and (ii) its 2022 franchise tax being reduced to a nominal amount (an estimate of such combined cash tax savings is set out on Appendix 1 Annexed hereto). Pursuant to the Trust Amendment, the Company shall be entitled to request that the Trustee withdraw from the Trust Account and distribute to the Company sixty percent (60%) of such cash tax savings (such 60% share, the “Shared Cash Savings Amount”), which funds shall be used by the Company to pay its costs of liquidation and wind-up (which exceed the $100,000 of liquidation expenses which the Company is entitled under the current Trust Agreement to withdraw from the Trust Account) and to repay and/or settle all or part of its Unpaid Liabilities. In the event that the Amendment Proposals are approved, the Sponsor may advance funds to the Company to further assist the Company in (i) funding its costs of liquidation and wind-up and (ii) repaying and/or settling all or part of its Unpaid Liabilities and the Sponsor would have no expectation of reimbursement of such advances.

For clarity, such Shared Cash Savings Amount represents a sharing of the Company’s cash savings resulting from the winding-up of the Company in 2022 (rather than in 2023). It will result in a reduced withdrawal of funds from the Trust Account to satisfy the Company’s 2022 tax liability and will further assist the Company in its objective of achieving an orderly liquidation and wind-up. A comparison of the resulting estimated funds available for distribution to public stockholders under a 2022 wind-up versus a 2023 wind-up is set out on Appendix 1 annexed hereto.

For clarity, if the Trust Amendment is implemented, the remaining funds available for distribution to the Company’s public stockholders after the withdrawal of the Shared Cash Savings Amount (and all amounts otherwise permitted under the current Trust Agreement) shall be greater than the amount of such funds that would be otherwise available if the Company were to wind up on the February 2023 Liquidation Date. The Shared Cash Savings Amount is designed to provide the Company with some liquidity to pay all or part of its Unpaid Liabilities without impacting the cash which would otherwise be available to public stockholders if the Amendment Proposals are not approved and the Company liquidates in February 2023. No part of the Shared Cash Savings Amount will be distributed to the Sponsor.

In the event that the Amendment Proposals are not approved and, as a consequence, the Company winds up its operations on the February 2023 Liquidation Date, as described more fully herein, a new 1% U.S. federal excise tax could be imposed on us in connection with such liquidation. This new 1% excise tax may apply to the entirety of the funds in our Trust Account. In such case, the Company may have a potential excise tax liability of in excess of $4 million (the “Excise Tax Liability”) with no means of satisfying such liability. Given current uncertainty about how this new excise tax will be implemented, we may not be able to distribute the funds in the Trust Account to public stockholders pending a determination of the amount of excise tax owing by the Company, or we may be forced to reduce the amount available for distribution to public stockholders by such Excise Tax Liability.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money, the ability to generate tax savings by winding up in 2022 (rather than 2023) and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor

When you consider the recommendation of the Board, stockholders should be aware that aside from its interests as a stockholder, the Sponsor has interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

●	the fact that the Sponsor has agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them. Therefore, the 6,853,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $10,280,000, and the 10,350,000 shares of Class B Common Stock held by the Sponsor, for which it paid $25,000 will become worthless if the Company is not able to consummate a Business Combination within the required time period; and

●	the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the shares of the Sponsor, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 23,287,500 shares of Common Stock held by the Public Stockholders (or approximately 56% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore and will have the effect of a vote “AGAINST” the Adjournment Proposal.

In addition to the shares of the Sponsor, the approval of the Adjournment Proposal will require the affirmative vote of at least 15,525,000 shares of Common Stock held by the Public Stockholders (or approximately 37% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 2,587,500 shares of Common Stock held by the Public Stockholders (or approximately 6% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS
FOR THE REDEMPTION OF PUBLIC SHARES

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash in connection with our liquidation in the event the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; and

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation. We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Public Shares

Imposition of Excise Tax

The IRA imposes a 1% excise tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions. For this purpose, a “repurchase” includes any “redemption” within the meaning of Section 317(b) of the Code and any transaction that the Treasury Department determines is economically similar to a redemption. This definition would generally include corporate buybacks and other transactions in which a corporation acquires (or is deemed to acquire) its stock from a shareholder in exchange for cash or other property. Because we are a Delaware corporation and our securities trade on the NASDAQ, we will be a “covered corporation” within the meaning of the IRA, and while not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our common stock after December 31, 2022 in the event the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, unless an exemption is available. Consequently, the value of your investment in our securities may decrease as a result of the Excise Tax if the Charter Amendment Proposal and Trust Amendment Proposal are not approved. The application of the Excise Tax in the event of a liquidation is uncertain, and the proceeds held in the trust account could be subject to the Excise Tax, in which case the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

Redemption of Public Shares in Connection with Our Liquidation

In the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, a U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the Charter Amendment Proposal and Trust Amendment Proposal are each approved, such redemption is expected to occur no later than December 30, 2022.

While not certain, a redemption of Public Shares in connection with our liquidation may be subject to the Excise Tax in the event that each of the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, as discussed in “— U.S. Holders — Redemption of Public Shares — Imposition of Excise Tax.” U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “—U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are each approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “— Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange in connection with our liquidation, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

●	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

INFORMATION ABOUT THE COMPANY

General

JOFF is a blank check company incorporated in Delaware on August 11, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

IPO and Private Placement

On February 9, 2021, we consummated our initial public offering of 41,400,000 units, including 5,400,000 units pursuant to the exercise of the underwriters’ over-allotment option in full. The Units were sold at a price of $10.00 per share, generating gross proceeds of $414,000,000. The shares sold in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-252227). The SEC declared the registration statement effective on February 4, 2021. Concurrently with the closing of the IPO, we consummated the sale of an aggregate of 6,853,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, to our Sponsor for an aggregate purchase price of $10,280,000.

The warrants will become exercisable commencing on the later of February 9, 2022 and 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees. The warrants will become exercisable commencing on the later of February 9, 2022 and 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

The net proceeds from the issuance of these shares were placed in the Trust Account and were placed in a U.S.-based, non-interest-bearing trust account at Citibank, N.A..

Transaction costs amounted to $21,717,863, consisting of $6,780,000 of underwriting fees, net of $1,500,000 reimbursed from the underwriters, $14,490,000 of deferred underwriting fees and $447,863 of other offering costs.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of     , 2022 with respect to our shares of Common Stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The following table is based on 41,400,000 public shares (shares of Class A common stock) and 10,350,000 shares of Class B common stock outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of     , 2022.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Percentage of Outstanding Common Stock
JOFF Fintech Holdings LP(3)			10,350,000	100.0%	20.0%
Joel Leonoff(3)			10,350,000	100.0%	20.0%
Hillel Frankel(3)			10,350,000	100.0%	20.0%
Peter Smith(4)			-	-
Fraz Ahmed(4)			-	-
Michelle Ann Gitlitz(4)			-
Billy Goldstein(4)			-	-
Jay Itzkowitz(4)			-	-
Alok Sama(4)			-	-
Paul Wharshavsky(4)			-	-
All directors and officers as a group (9 individuals)			10,350,000	100.0%	20.0%
Greater than 5% Beneficial Owners
Saba Capital Management, L.P.(5)	2,314,949	5.6%			5.1%
HGC Investment Management Inc.(6)	2,528,330	6.15%			4.9%
D. E. Shaw & Co., L.L.C(7)	2,179,465	5.3%			4.2%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

(2)	Interests shown consist solely of founder shares, classified as shares of Class B common stock. The founder shares will convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)	Our sponsor is the record holder of such shares. Joeleo GP Services LLC is the general partner of our sponsor. The managing members of Joeleo GP Services LLC are Joel Leonoff and Hillel Frankel. Consequently, Joel Leonoff and Hillel Frankel may be deemed the beneficial owner of the shares held by our sponsor and have voting and dispositive control over such securities. Joel Leonoff and Hillel Frankel disclaim beneficial ownership of any shares other than to the extent they may have a pecuniary interest therein, directly or indirectly.

(4)	Each of our officers and directors is a direct or indirect member of our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)	According to Schedule 13G filed December 17, 2021, the listed shares of Class A common stock are owned jointly by Saba Capital Management, LP, Saba Capital Management GP, LLC and Boaz R. Weinstein. Boaz R. Weinstein is the founder of Saba Capital Management. The principal business address for each of Saba Capital L, Saba Capital Management GP, LLC and Boaz R. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)	According to Schedule 13G filed February 14, 2022, HGC Investment Management Inc., which serves as the investment manager to The HGC Fund LP, an Ontario limited partnership (“Fund”) with respect to the shares held by the reporting person on behalf of the Fund. The address of the business office of the reporting person is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(7)	According to Schedule 13G filed October 14, 2022. The address of the business office of the reporting person is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at JOFF Fintech Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at JOFF Fintech Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact      , the proxy solicitor for the Company, by     . You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the
Special Meeting, or no later than      , 2022.

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

JOFF FINTECH ACQUISITION CORP.

JOFF Fintech Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for (i) the withdrawal of interest to pay taxes, (ii) up to $100,000 of interest to pay dissolution expenses and/or (iii) the withdrawal of interest to provide the Company with a 60% share of the cash tax savings resulting from it winding up in 2022 rather than 2023, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete the initial Business Combination by the later of (x)      , 2022 or (y) the date of the effectiveness of this amendment (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete its initial Business Combination by the Deadline Date or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7) and, for purposes of this clause (iii), only with respect to the redemption of those Offering Shares that a stockholder properly elects to redeem. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of JOFF Fintech Holdings LP (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.””

2.	The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation and by the requisite vote of the stockholders entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, JOFF Fintech Acquisition Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this   day of      , 2022.

JOFF FINTECH ACQUISITION CORP.

BY:
NAME:	Hillel Frankel
TITLE:	President and Secretary

A-2

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of    , 2022, is made by and between JOFF Fintech Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of February 4, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Stockholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Charter Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2.	Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) “(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including the distribution to the Company of interest earned on the funds held in the Trust Account and not previously released to the Company to (A) pay its tax (including franchise tax) liability, (B) provide the Company with sixty percent (60%) of the estimated income tax savings resulting from the deductibility of the Company’s prepaid and deferred expenses as a result of it winding-up in 2022 and the franchise tax savings resulting from the Company liquidating in 2022, and an amount of up to $100,000 to pay its dissolution expenses, only as directed in the Termination Letter and the other documents referred to therein; or (y) the Deadline Date (as such term is defined in the Company’s amended certificate of incorporation), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes and up to $100,000 of interest that may be released to the Company to pay dissolution expenses shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the Deadline Date (as such term is defined in the Company’s amended certificate of incorporation), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement shall mean the Company’s amended and restated certificate of incorporation as amended by the Charter Amendment.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

JOFF FINTECH ACQUISITION CORP.

By:
Name:
Title:

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:  Trust Account - Termination Letter

Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between JOFF Fintech Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 4, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and (i) transfer to the Company the amount set forth on Schedule A annexed hereto for our income taxes and franchise tax liability, to provide us with a sixty percent (60%) share of the estimate cash tax savings resulting from our winding-up and liquidating in 2022, and $100,000 for liquidation expenses, and (ii) transfer the remaining proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [__] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

JOFF Fintech Acquisition Corp.

By:
Name:
Title:

Schedule A to Termination Letter

Amounts to be withdrawn from Trust Account and distributed to the Company

Estimated Income Taxes (**)	$	[xxx,xxx]

Estimated Franchise Taxes	$	[400]

Estimated Tax Savings share (**)	$	[xxx,xxx]

Dissolution Expenses (*)		$100,000

TOTAL	$	[x,xxx,xxx]

(*)	lesser of actual estimated dissolution expenses and $100,000

(**)	Calculation attached

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:  Trust Account - Termination Letter

Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between JOFF Fintech Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 4, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [__] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

JOFF Fintech Acquisition Corp.

By:
Name:
Title:

JOFF FINTECH ACQUISITION CORP.

Appendix 1 to Proxy Circular

TAX SAVINGS ILLUSTRATION

	Scenario 1	Scenario 2
	AMENDMENT PROPOSALS NOT APPROVED	AMENDMENT PROPOSALS APPROVED	Cash Savings (If wind-up in 2022)
	Wind-up in 2023	Wind-up in 2022
INCOME
Interest income (Jan. 1, 2022 - Dec. 15, 2022)	$5,224,500	$5,224,500

DEDUCTIBLE EXPENSES
2022 Franchise Tax (*)	200,000	400	199,600
Deduction of deferred expenses upon liquidation (estimate) (including liquidation expenses, if applicable)	-	3,600,000
Total Expenses	200,000	3,600,400

TAXABLE INCOME	5,024,500	1,624,100

Income tax (estimate)(*)	$1,055,000	$341,000	714,000

TOTAL CASH SAVINGS AMOUNT			$913,600

NET CASH TO STOCKHOLDERS

	No Wind-Up in 2022	Wind-up in 2022
	(***)	with Amendment

Cash in Trust Account (as of Dec 15, 2022)	419,142,000	419,142,000
less: 2022 franchise tax (*)	(200,000)	(400)
less: estimated 2022 income tax (*)	(1,055,000)	(341,000)
less: provision for liquidation expenses (*)	(100,000)	(100,000)
less: estimated 2022 Shared Cash Savings Amount - 60% (**)	-	(548,160)
Net Cash for Liquidation of Company (estimated)	$417,787,000	$418,152,440

Class A Common Stock outstanding (shares)	41,400,000	41,400,000
Per Share on Liquidation	$10.09	$10.10

*	Permitted withdraw under current Trust Agreement

**	Per Trust Amendment

***	No Wind-Up Scenario excludes possible impact of 1% Excise Tax if no wind-up in 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet — QUICK ««« EASY

IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail

JOFF FINTECH ACQUISITION CORP.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m, Eastern Time, on , 2022.

INTERNET — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting —

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark your votes like this	☒

1. Proposal No. 1 — Charter Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation by adopting the charter amendment in the form set forth in Annex A of the proxy statement to amend the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from February 9, 2023 to the later of (x) , 2022 or (y) the date of the effectiveness of the Second Amended and Restated Certificate of Incorporation (the “Amended Termination Date”) and to implement the Trust Amendment (the “Charter Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Proposal No. 2 — The Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 4, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the proxy statement (i) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to the Amended Termination Date and (ii) to permit the Company, upon written request, to withdraw from the Trust Account and distribute to the Company the Shared Cash Savings Amount (the “Trust Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal No. 3 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share, to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature                                                          Signature, if held jointly                                                              Date                                     2022.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting of Stockholders

on      , 2022:

To view the notice of meeting and the accompanying

Proxy Statement and attend the meeting at the applicable time at

https://www.cstproxy.com/

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOFF FINTECH ACQUISITION CORP.

The undersigned appoints           and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of JOFF Fintech Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on      , 2022 at the Special Meeting of Stockholders of the Company to be held on      , 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)